Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                        /s/ William G. White, Jr.
                                      -----------------------------
                                           William G. White, Jr.


WITNESS:


     /s/ Spencer LeRoy, III
   -----------------------------

     /s/ Paul D. Adams
   -----------------------------












                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                           /s/ Peter Lardner
                                      -----------------------------
                                               Peter Lardner


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------












                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                          /s/ Anthony F. Colao
                                    ------------------------------
                                             Anthony F. Colao


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------












                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                        /s/ Kurt W. Kreyling
                                    ------------------------------
                                            Kurt W. Kreyling


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------













                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                         /s/ John C. Collopy
                                    ------------------------------
                                             John C. Collopy


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------











                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                         /s/ David Sursa
                                    ----------------------------
                                             David Sursa


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------












                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                        /s/ Jimmy A. Dew
                                    ------------------------------
                                            Jimmy A. Dew


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------












                                                       Exhibit (24)

                             POWER OF ATTORNEY


          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                         /s/ John W. Popp
                                    ------------------------------
                                             John W. Popp


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------













                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                         /s/ Wilbur S. Legg
                                    -----------------------------
                                             Wilbur S. Legg


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------












                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                       /s/ William A. Simpson
                                    ------------------------------
                                           William A. Simpson


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------












                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                        /s/ Arnold L. Steiner
                                    ------------------------------
                                            Arnold L. Steiner


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------












                                                       Exhibit (24)

                             POWER OF ATTORNEY


               KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.C. Zucaro, President of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filings of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1995.


                                       /s/ William R. Stover
                                    ------------------------------
                                           William R. Stover


WITNESS:


     /s/ Spencer LeRoy, III
  ------------------------------

     /s/ Paul D. Adams
  ------------------------------